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                               SUPPLEMENT TO THE
                    MITCHELL HUTCHINS LIR SELECT MONEY FUND
                        PROSPECTUS DATED JULY 31, 1998

                                                             September 14, 1998

Dear Investor,

  Mitchell Hutchins Asset Management Inc. has agreed to waive 15 basis points of its 18 basis point management fee from the date of this supplement through October 18, 1998. Until that date, management fees will be 3 basis points (0.03%).